UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2015

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-7221	36-1115800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07 below, Motorola Solutions, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on May 18, 2015. At the Annual Meeting, the Company’s stockholders approved the Motorola Solutions Omnibus Incentive Plan of 2015 (the “2015 Plan”), which is an amendment and restatement of the Motorola Solutions Omnibus Incentive Plan of 2006, in order to, among other items, rename the plan and provide for the issuance of 12 million shares plus any shares that become available for future awards through forfeiture, cancellation or cash settlement of outstanding awards (including outstanding awards issued under certain previously approved Company equity incentive plans). The Company’s executive officers are eligible to participate in the 2015 Plan. The Company’s Board of Directors approved the 2015 Plan on March 9, 2015 subject to stockholder approval at the Annual Meeting. The effective date of the 2015 Plan is May 18, 2015.

A summary of the 2015 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2015. That summary and the above description of the 2015 Plan do not purport to be complete and are qualified in their entirety by reference to the 2015 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following matters were voted on at the Company’s Annual Meeting:

1.	The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Gregory Q. Brown	162,403,123	5,135,266	1,130,958	17,278,826
Kenneth C. Dahlberg	166,544,287	1,668,423	456,637	17,278,826
Michael V. Hayden	163,907,461	4,303,810	458,076	17,278,826
Clayton M. Jones	166,832,390	1,380,805	456,152	17,278,826
Judy C. Lewent	167,453,295	762,964	453,088	17,278,826
Anne R. Pramaggiore	163,968,866	4,246,851	453,630	17,278,826
Samuel C. Scott III	136,205,053	32,002,490	461,804	17,278,826
Bradley E. Singer	166,552,011	1,659,948	457,388	17,278,826

2.	The stockholders approved, on an advisory (non-binding) basis, the Company’s executive compensation, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
164,217,227	3,874,076	578,044	17,278,826

3.	As noted in Item 5.02(e) above, the stockholders approved the Motorola Solutions Omnibus Incentive Plan of 2015 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
163,269,931	4,876,737	522,679	17,278,826

4.	The stockholders approved the amendment and restatement of the Motorola Solutions Employee Stock Purchase Plan of 1999 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
166,831,068	748,805	1,089,474	17,278,826

5.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2015 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
184,467,489	942,774	537,910	n/a

6.	A stockholder proposal on lobbying disclosure was defeated by the stockholders, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
41,018,014	108,316,630	19,334,703	17,278,826

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Motorola Solutions Omnibus Incentive Plan of 2015, effective May 18, 2015 (an amendment and restatement of the Motorola Solutions Omnibus Incentive Plan of 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: May 21, 2015	By:	/s/ Michelle M. Warner
		Name:	Michelle M. Warner
		Title:	Corporate Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Motorola Solutions Omnibus Incentive Plan of 2015, effective May 18, 2015 (an amendment and restatement of the Motorola Solutions Omnibus Incentive Plan of 2006).